                          [CALDWELL & ORKIN LETTERHEAD]


        INVESTMENT ADVISER                         MARKET OPPORTUNITY FUND                  SHAREHOLDER ACCOUNTS
      C&O Funds Advisor, Inc.                                                        c/o Integrated Fund Services, Inc.
             Suite 150                                                                         P.O. Box 5354
     6200 The Corners Parkway                                                            Cincinnati, Ohio 45201-5354
      Norcross, Georgia 30092                                                                  (800) 467-7903
          (800) 237-7073
A member of Caldwell & Orkin, Inc.              ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER:                                           JUNE 23, 2000

The Caldwell & Orkin Market Opportunity Fund (the "Fund") rose 6.49% in the 6-month period ended April 30, 2000. For the full fiscal year (the 12-month period ended April 30, 2000), the Fund's performance was essentially flat -- a loss of 0.02%. And, since its commencement of active management on August 24, 1992 through April 30, 2000, the Fund has generated a 17.08% average annual return, an achievement made without a heavy reliance on the upward movement of the stock market (as highlighted in the last paragraph on this page and on pages 6 and 7). Of course, past performance is no guarantee of future results.

The Market Opportunity Fund's results are impressive given its "market-risk sensitive" investment approach. In fact, the Fund earned a spot on Business Week magazine's "A List" (January 24, 2000 issue), putting it in the top tier of equity funds for delivering the best risk-adjusted total returns during the five-year period from 1995 through 1999 (to adjust for risk, each fund's monthly returns were compared to the comparable month's return on Treasury bills, and adjustments were made for both frequency and magnitude of underperformance). Nearly 3,000 funds were evaluated, and 121 (the top 12.5%) made the list. We're proud of the recognition.

The Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation through asset allocation and investment selection. When a stock is purchased, two principal types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons. The Fund uses active asset allocation -- the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to purchase it at a lower price), high quality bonds and cash equivalents -- to manage exposure to market risk. Short positions are taken with the intent of making money when stock prices fall.

The Fund's market exposure can be anywhere from 100% net long to 60% net short. Historically, the Fund's asset allocation has not approached those extremes, and it is unlikely that we would be postured either fully net long or net short. The Equity Investment Position chart on page 4 provides a graphical representation of the Fund's historical asset allocation.

The Fund's low market risk profile is highlighted as evidence of our investment approach (see page 5). From its August 24, 1992 commencement of active management through the month ended April 30, 2000, the Fund's price movements have had almost no correlation (0.66%) to the price movements of the S&P 500 with Income index, indicating the Fund's performance is not attributable to the performance of the index. The Fund's beta (a measure of volatility) is just
0.04. An S&P 500 index fund has a 100% correlation with the market and a beta of
1.00. In essence, the Fund has not been generating its performance by riding the market's one-directional wave. Of additional interest, the semi-variance (a measure of downside volatility) of the S&P during this period was 14.55. The Fund's semi-variance was just 8.05, indicating that the Fund's downward price movements were significantly less volatile than those of the index (computations by Ned Davis Research, Inc.). A cost of this approach is that the Fund may lag a rising stock market while a hedged position is maintained.

SIX MONTHS IN REVIEW

The wealth effect resulting from the rising stock market has been credited with fueling the turbo-charged U.S. economy. A ready supply of cheap imports has helped satiate consumers' voracious appetites, allowing for a best-of-all-worlds scenario -- a strong economy with little inflation. At the same time the nation has enjoyed full employment with the unemployment rate holding steady in a record low 3.9% to 4.1% range. There is a very thin "float" of workers available. Although the economy has continued to grow, wage pressures were kept at bay thanks in part to productivity gains made by the existing workforce from investments in technology, which offset the need for additional workers. U.S. business has been able to maximize the utilization of its current resources.

Economic growth, on both a domestic and global basis, surged beyond expectations. Consequently, a year ago in June, 1999, the Federal Reserve began a series of monetary policy tightening actions in an effort to slow an overheated U.S. economy that threatened to create, in the Fed's words, "imbalances between aggregate demand and supply" which would drive up inflation. While the Fed has claimed it was not directly targeting the stock market, there was an implicit indirect link given the market's contribution to the wealth effect, and the wealth effect's relationship to demand.

As the Fed's intentions became clear, we adopted a cautious investment posture for the Market Opportunity Fund. The Fed's monetary policy is a central factor in our work since it is a major determinant of liquidity pressure and can cause higher and lower stock prices. A policy of tightening (raising interest rates) constricts liquidity flows, while loosening has the opposite effect. Generally speaking, less liquidity is a negative for financial assets and tends to put downward pressure on prices, whereas greater liquidity asserts upward pressure on prices.

The Market Opportunity Fund opened the latest review period on November 1, 1999 positioned 42.4% long, 57.4% short and 0.2% in cash, effectively fully invested and 15.0% net short. The Fund's short exposure had a decidedly internet focus, the thinking being that any liquidity crunch would hit hardest those stocks that were overvalued the most and lacked realistic business models. We felt (and continue to feel) that certain internet companies have illogical business plans, and will only be able to tread water for so long before they exhaust their cash resources and eventually sink. Many others are extraordinarily overvalued and have no room for error should they underperform expectations.

As we related in our Semi-Annual Report to Shareholders dated December 17, 1999, while the Fed had been talking tough about fighting inflation and tightening monetary policy during the latter part of 1999, it had also been printing money at a furious pace in preparation for a potential Y2K-related run on banks. Various money supply measures reflected the record increase -- the largest in over 15 years (a period which includes the early 1990's S&L crisis and the 1987 market crash). Thus, the Fed was actually loosening while tightening, and the net effect was to pump more liquidity into the financial system. A significant portion of that liquidity went into the stock market, putting upward pressure on asset prices, primarily technology shares. As a proxy, the NASDAQ Composite Index, which is heavily weighted with tech stocks, rose 12.46% in November and another 21.98% in December. Another important contributing factor to the end-of-year market rally was borrowed money. Margin debt at NYSE member firms increased 25% in November and December to $229 billion.

Given our views on monetary policy, we chose not to fight the Fed, and so we got out of the way. By the end of November, 1999, the Fund's asset allocation had changed dramatically to a 6.1% net long exposure, and we had built up a 12.1% cash position. Our short exposure to internet stocks had been pared back significantly to a scant 0.2% of assets (from 7.2% at the end of October), and we added names in the technology and telecommunication sectors to the Fund's long exposure. We also re-established a presence to the oil and gas drillers given the group's rising utilization and day rates and accelerating earnings. Within the drillers we focused on the land rig and shallow-water drillers which have more earnings leverage in the near term (lower risk than deep-water drillers). Although the Fund declined 2.65% in November, further losses were minimized by repositioning the portfolio.

We continued raising cash in December, selling off extended longs. By year-end the Fund was almost 26% in cash, and 4.7% net short. The Fund made money in December, up over 3%.

The Fed giveth and the Fed taketh away. When the clock struck midnight on December 31st, the lights stayed on, planes stayed aloft and Y2K fears quickly subsided. The Fed began to reverse its course of stimulating the nation's money supply, and the financial markets felt the impact, with the S&P 500 falling 5.04% in January and the NASDAQ giving back 3.17%. We sold more longs and added more shorts in January, gaining 0.11% and finishing the month 15.5% net short.

The sizzling U.S. economy showed increasing signs of inflationary pressures during the first quarter, and the Fed continued its tightening assault. The markets reacted with some of the most volatile activity in market history. Such volatility has only been seen during four periods since 1900, and all of those periods included bear markets. The rift between "Old Economy" and "New Economy" stocks became blatantly apparent as capital sloshed about freely in a rotational market with little regard to fundamentals, valuations or other measures of an asset's worth.

The Market Opportunity Fund continued to post gains in the volatile February through April timeframe, 0.92%, 0.81% and 4.26%, respectively. We also lowered the Fund's cash position somewhat in April, and closed the fiscal year positioned 35.4% long, 53.7% short and 10.9% in cash, effectively 18.3% net short.

Finally, in deference to the extreme volatility of stocks, we adapted our investment discipline on both the long and short side to generally take smaller positions in individual companies. We were therefore invested in more names, giving the portfolio greater diversification. The number of companies we were invested in on the long side increased from 36 to 52 (November 1, 1999 to April 30, 2000). On the short side, the roster grew from 63 to 106.

OUTLOOK

The Fed has raised its overnight lending rate six times since last June. Rates are now 1.75% higher than they were a year ago, and a full percentage point higher than they were on February 1, 2000. With a delay, those tightening actions are affecting the economy. At the margin, with each successive increase, more and more individuals and businesses are abandoning, delaying or downsizing purchase and expansion decisions. In the aggregate, that translates into lower demand, and slows economic growth.

While the Fed may praise a slowing economy (which has been reported by 11 of the 12 Fed districts), rising inflation is still their major concern. The combination of a slowing economy and accelerating inflation brings back memories of stagflation from the 1970's. Stagflation, if it develops, is not at this time expected to last long. It is something we will watch for, however, since it presents another source of risk to the financial markets.

We believe the economy will continue to slow. Ed Hyman's ISI Group forecasts that the slowdown won't be temporary, as it has been during more recent business cycles, but may be sustained. The risks in this volatile market are real, and we will focus on managing the Market Opportunity Fund for both risk and return.

SHAREHOLDER MEETING NEWS

A Special Meeting of the Fund's shareholders was held on June 21, 2000. I'm pleased to announce that the six nominated individuals were elected to the Fund's Board of Directors, that the Fund's Investment Restriction No. 5 was amended as proposed, and that the selection of Tait, Weller and Baker to act as the Fund's independent accountants was ratified. I would like to welcome Randall
P. Martin to the Board, and my sincere appreciation goes out to all Fund shareholders who exercised their right to vote. Details of the vote appear on page 22.

IN CONCLUSION

On October 27, 1999, the Fund's exposure was 31.7% net short (the most bearish exposure in the Fund's history). The Fund opened November 1st positioned 15.0% net short, and closed that month 6.1% net long. That quick transition demonstrates precisely why we closed the Fund to new investment back in 1998. We want to keep it to a manageable size and preserve our investment flexibility during these abnormally volatile times, so that when we have to move quickly and decisively, we can. We sincerely appreciate the many inquiries as to if, and when, the Fund might re-open to new investment. At this time we have no plans to re-open the Fund.

On behalf of my team and myself, we appreciate your investment in the Caldwell & Orkin Market Opportunity Fund, and we thank you for your continued support of our perceived risk-sensitive investment style.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

                 Caldwell & Orkin Market Opportunity Mutual Fund
                           Equity Investment Position

                                    [CHART]

                   Chart Courtesy of Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                 STATISTICAL RISK PROFILE 8/31/1992 -- 4/30/2000

                       TEN WORST S&P 500 WITH INCOME DAYS

Date                        C&O MOF        S&P 500        Variance
----                        -------        -------        --------
10/27/97                     -1.60%         -6.86%          5.26%
08/31/98                      0.42          -6.77           7.19
04/14/00                      1.81          -5.77           7.58
01/04/00                      0.27          -3.83           4.10
08/27/98                     -0.19          -3.83           3.64
08/04/98                      0.10          -3.62           3.72
03/08/96                     -1.30          -3.07           1.77
09/30/98                      0.55          -3.04           3.59
02/18/00                      0.16          -3.03           3.19
10/01/98                      0.82          -3.00           3.82

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.

                       TEN WORST S&P 500 WITH INCOME WEEKS

Week Ended                  C&O MOF        S&P 500        Variance
----------                  -------        -------        --------
04/14/00                      4.51%        -10.52%         15.03%
10/15/99                      2.86          -6.61           9.47
01/28/00                      0.27          -5.61           5.88
09/04/98                      0.33          -5.15           5.48
08/28/98                      0.65          -4.98           5.63
01/09/98                     -0.11          -4.83           4.72
07/23/99                      0.01          -4.34           4.35
09/24/99                     -0.83          -4.32           3.49
10/02/98                      1.80          -4.00           5.80
07/24/98                      0.20          -3.85           4.05

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive eight of the ten weeks.
                      TEN WORST S&P 500 WITH INCOME MONTHS


Month                       C&O MOF        S&P 500        Variance
-----                       -------        -------        --------
August 1998                   3.12%        -14.46%         17.58%
August 1997                   4.00          -5.61           9.61
January 2000                  0.11          -5.00           5.11
July 1996                    -0.82          -4.40           3.58
March 1994                   -4.10          -4.35           0.25
March 1997                    4.50          -4.10           8.60
November 1994                 0.27          -3.72           3.99
October 1997                  4.21          -3.31           7.52
February 1999                -1.11          -3.12           2.01
July 1999                     1.74          -3.10           4.84

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive seven of the ten months.

                                                          C&O MOF                 S&P 500
                                                          -------                 -------
                  Correlation Coefficient                  0.66%                   100.0%
                  Beta                                     0.04                     1.00
                  Sharpe Ratio                             2.11

        PERFORMANCE DURING THE LAST THREE MARKET DOWNTURNS OF 10% OR MORE

                                                                  C&O MOF                 S&P 500
                                                                  -------                 -------
July 16, 1999 through October 15, 1999                             -0.45%                 -11.78%
July 17, 1998 through August 31, 1998                               4.02                  -19.17
October 7, 1997 through October 27, 1997                            0.18                  -10.74

                        Short selling began May 2, 1994.
              Past performance is no guarantee of future results.
                    Computations by Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
            TOTAL RETURN PERFORMANCE SUMMARY THROUGH APRIL 30, 2000(1)


                                                          C&O MARKET         S&P 500
                   FISCAL                                 OPPORTUNITY      WITH INCOME
                 YEAR ENDED                                   FUND           INDEX(2)
                 ----------                               -----------      -----------
                 1991                                        1.25%             0.57%
                 1992(3)                                    11.96%            14.07%
                 1993(*)                                    15.09%             9.23%
                 1993(**)                                   21.09%             9.28%
                 1994                                       16.48%             5.30%
                 1995                                       (2.28)%           17.40%
                 1996                                       31.80%            30.18%
                 1997                                       23.24%            25.11%
                 1998                                       25.77%            41.02%
                 1999                                       19.43%            21.80%
                 2000                                       (0.02)%           10.09%
                 Six months ended 4/30/00                    6.49%             7.15%
                 Since (08/24/92)(4)                       236.24%           316.02%
                 Since Inception (03/11/91)                262.26%           377.02%

                              AVERAGE ANNUAL RETURN

                 One Year                                   (0.02)%           10.09%
                 Three Years                                14.52%            23.66%
                 Five Years                                 19.52%            25.23%
                 Since (08/24/92)(4)                        17.08%            20.37%
                 Since Inception (03/11/91)                 15.09%            18.61%

                              NET ASSET ALLOCATION


                  [CHART]                              [CHART]

Common Stock Sold Short represents the market value, excluding margin requirements.

------------------

(1) Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.
(2) The S&P 500 with Income index ("S&P 500") is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund's future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund's performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.
(3) Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.
(4) Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objectives to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. A prior fund passively managed and indexed to the largest 100 over-the-counter (OTC) stocks began operations on March 11, 1991.
*        For the full fiscal year ending April 30, 1993.
** From August 24, 1992 through April 30, 1993 -- the portion of the year using the Caldwell & Orkin Multifactor style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

    CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS S&P 500 WITH INCOME INDEX
                  Results of a Hypothetical $10,000 Investment
             Combined Old and Active Style of Investment Management
                      March 11, 1991 through April 30, 2000

                                    [GRAPH]


    CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS S&P 500 WITH INCOME INDEX
                  Results of a Hypothetical $10,000 Investment
           Since Commencement of Active Style of Investment Management
                     August 24, 1992 through April 30, 2000

                                    [GRAPH]

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000


                                                                                  Shares         Market Value
                                                                                  ------         ------------
COMMON STOCK (LONG POSITIONS)                                  35.42%
                                                               =====

                  AEROSPACE/DEFENSE EQUIPMENT                   1.05%
                           UNITED TECHNOLOGIES CORP                               36,300         $ 2,257,406

                  AUTO/TRUCK -TIRES & MISC                      0.37%
                           GOODYEAR TIRE & RUBBER                                 29,200             806,650

                  CHEMICALS - BASIC                             0.95%
                           DOW CHEMICAL                                           18,000           2,034,000

                  COMPUTER - MANUFACTURERS                      1.24%
                           APPLE COMPUTER, INC.*                                   8,700           1,079,344
                           COMPAQ COMPUTER CORP                                   54,500           1,594,125

                  COMPUTER - SERVICES                           0.41%
                           ELECTRONIC DATA SYSTEMS                                12,900             886,875

                  DIVERSIFIED OPERATIONS                        3.62%
                           HARSCO CORP                                            73,800           2,190,938
                           HONEYWELL INTERNATIONAL                                30,900           1,730,400
                           MINNESOTA MINING & MFG. CO                             44,600           3,857,900

                  ELEC - MISC COMPONENTS                        1.41%
                           COMMSCOPE INC.*                                        22,900           1,087,750
                           KEMET CORP*                                            26,200           1,951,900

                  ELEC - SEMICONDUCTOR EQUIPMENT                0.79%
                           APPLIED MATERIALS, INC.*                               11,800           1,201,387
                           VEECO INSTRUMENTS, INC.*                                8,000             497,000

                  ELEC - SEMICONDUCTOR MFG                      1.40%
                           AMKOR TECHNOLOGY INC.*                                  4,300             263,106
                           ANALOG DEVICES*                                         8,000             614,500
                           ATMEL CORPORATION*                                     12,200             597,037
                           INTEL CORP                                              8,700           1,103,268
                           TAIWAN SEMICONDUCTOR ADR*                               8,300             434,194

                  FINANCE - INVESTMENT MGMT                     1.16%
                           BERKSHIRE HATHAWAY INC-B*                               1,300           2,490,963

                  INSURANCE - LIFE                              4.33%
                           RELIASTAR FINANCIAL CORP                              216,500           9,323,031

                  LEISURE - SERVICES                            0.05%
                           THE WALT DISNEY CO                                      2,600             112,612


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000


                                                                                 Shares          Market Value
                                                                                 -------         ------------
                  MACHINERY - FARM                              0.56%
                           DEERE & CO                                             30,000          $1,211,250

                  MEDIA - RADIO/TV                              0.77%
                           CBS CORPORATION*                                       13,600             799,000
                           CLEAR CHANNEL COMM., INC*                              11,900             856,800

                  MEDICAL - ETHICAL DRUGS                       0.20%
                           FOREST LABORATORIES*                                    5,100             428,719

                  MEDICAL - GENERIC DRUGS                       0.49%
                           KV PHARMACEUTICAL - CL A*                              41,800           1,055,450

                  OIL & GAS - DRILLING                          7.61%
                           ENSCO INTERNATIONAL                                    72,100           2,392,819
                           GLOBAL MARINE INC.*                                    85,900           2,061,600
                           MARINE DRILLING CO., INC*                              36,200             941,200
                           NABORS INDUSTRIES*                                     86,500           3,411,344
                           PATTERSON ENERGY, INC.*                                61,100           1,726,075
                           PRIDE INTERNATIONAL *                                 115,200           2,606,400
                           R & B FALCON CORPORATION*                              67,200           1,394,400
                           ROWAN COMPANIES, INC.*                                 66,200           1,849,463

                  OIL & GAS - PROD/PIPELINE                     1.89%
                           DYNEGY, INC                                            27,500           1,799,531
                           EL PASO ENERGY CORP                                    53,300           2,265,250

                  POLLUTION CONTROL - SERVICES                  0.44%
                           NEWPARK RESOURCES, INC.*                              114,300             942,975

                  RETAIL/WHOLESALE - COMPUTER/CELL              0.93%
                           TANDY CORPORATION                                      35,200           2,006,400

                  RETAIL - APPAREL/SHOE                         0.48%
                           NORDSTROM, INC                                         37,100           1,031,844

                  RETAIL - MAJOR DISC CHAINS                    0.86%
                           COSTCO WHOLESALE CORP                                  16,200             875,813
                           WAL-MART STORES, INC                                   17,600             974,600

                  RETAIL - MISC/DIVERSIFIED                     0.58%
                           PIER 1 IMPORTS, INC/DEL                               110,100           1,252,388

                  STEEL - SPECIALTY ALLOYS                      0.48%
                           ALLEGHENY TECHNOLOGIES                                 42,700           1,032,806


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000


                                                                                 Shares          Market Value
                                                                                 -------         ------------
                  TELECOMMUNICATIONS - CELLULAR                 0.66%
                           NEXTEL COMMUNICATIONS, INC.*                            6,200          $  678,512
                           SPRINT PCS GROUP*                                      10,500             577,500
                           VODAFONE AIRTOUCH PLC                                   3,200             150,400

                  TELECOMMUNICATIONS - EQUIP                    0.60%
                           TELLABS, INC.*                                         23,400           1,282,613

                  TELECOMMUNICATIONS - SERVICES                 0.10%
                           ALLEGIANCE TELECOM, INC.*                               2,900             205,175

                  TEXTILE - APPAREL MANUFACTURING               1.22%
                           JONES APPAREL GROUP, INC*                              61,000           1,810,937
                           LIZ CLAIBORNE, INC                                     17,700             819,731

                  UTILITY - ELECTRIC POWER                      0.30%
                           DPL, INC                                               27,900             648,675

                  UTILITY - GAS DISTRIBUTION                    0.47%
                           KINDER MORGAN, INC                                     33,500           1,015,469


TOTAL INVESTMENT IN SECURITIES (COST $68,432,531): 35.42% .............................           76,219,525
OTHER ASSETS LESS LIABILITIES: 64.58%..................................................          138,969,408
                                                                                                ------------
TOTAL NET ASSETS 100.00% ..............................................................         $215,188,933
                                                                                                ============


*        Non-income producing security

- At April 30, 2000, the cost of securities for federal tax purposes was $69,248,001. Unrealized appreciation and depreciation of securities were as follows:

         Gross Unrealized Appreciation                                                         $ 8,817,656
         Gross Unrealized Depreciation                                                          (1,846,132)
                                                                                               -----------
         Net Unrealized Appreciation                                                           $ 6,971,524
                                                                                               ===========



   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000

                                                                                        Shares            Market Value
                                                                                       --------           ------------
COMMON STOCK (SHORT POSITIONS)                                        (53.66)%
                                                                      ======

                  BANKS - MONEY CENTER                                 (1.52)%
                           BANK OF AMERICA CORP                                         (66,900)           $(3,278,100)

                  BANKS - NORTHEAST                                    (0.74)%
                           PEOPLE'S BANK BRIDGEPORT                                     (78,300)            (1,595,363)

                  BANKS - SUPER REGIONAL                               (1.13)%
                           BANK ONE CORP                                                (31,300)              (954,650)
                           FIRST UNION CORP                                             (46,200)            (1,472,625)

                  BEVERAGES - SOFT DRINKS                              (0.39)%
                           COCA-COLA CO                                                 (17,700)              (833,006)

                  BLDG - HAND TOOLS                                    (0.42)%
                           BLACK & DECKER CORP                                          (21,300)              (895,931)

                  BLDG - MOBILE/MFG. & RV                              (2.51)%
                           CLAYTON HOMES, INC                                          (274,200)            (2,604,900)
                           FLEETWOOD ENTERPRISES                                       (191,300)            (2,797,762)

                  COMMERCIAL SERVICES - MISC                           (0.47)%
                           MEDQUIST, INC                                                (28,700)            (1,017,056)

                  COMPUTER - INTEGRATED SYSTEMS                        (0.05)%
                           VA LINUX SYSTEMS, INC                                         (2,700)              (112,388)

                  COMPUTER - LOCAL NETWORKS                            (0.84)%
                           ECHELON CORPORATION                                          (20,100)              (654,506)
                           GADZOOX NETWORKS, INC                                        (31,300)            (1,154,187)

                  COMPUTER - SERVICES                                  (0.58)%
                           MARCHFIRST, INC                                              (58,700)            (1,251,044)

                  COMPUTER SOFTWARE - FIN                              (0.05)%
                           INTUIT, INC                                                   (3,200)              (115,000)

                  COMPUTER SOFTWARE - MED                              (0.23)%
                           CERNER CORP                                                  (22,700)              (500,819)

                  COMPUTER SOFTWARE - EDUC/ENTR                        (0.35)%
                           TAKE-TWO INTERACTIVE SFTW                                    (35,600)              (342,650)
                           THQ, INC                                                     (26,300)              (407,650)

                  COMPUTER SOFTWARE - DESKTOP                          (0.55)%
                           RED HAT, INC                                                 (46,900)            (1,175,431)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000

                                                                                        Shares            Market Value
                                                                                       --------           ------------
                  COMPUTER SOFTWARE - ENTERPRISE                       (1.07)%
                           SAP AG - SPONSORED ADR                                       (44,300)           $(2,176,238)
                           E. PIPHANY, INC                                               (1,800)              (118,912)

                  ELEC PRODUCTS - MISC                                 (0.57)%
                           AMERICAN SUPERCONDUCTOR                                      (32,500)            (1,241,094)

                  ELEC - LASER SYS/COMPONENT                           (0.37)%
                           VISX, INC                                                    (49,700)              (785,881)

                  FINANCE - CONSUMER/CML LNS                           (1.50)%
                           ASSOCIATES FIRST CAPITAL                                     (91,100)            (2,021,281)
                           HOUSEHOLD INTERNATIONAL                                      (28,900)            (1,206,575)

                  FINANCE - INVESTMENT BANKERS                         (1.93)%
                           KNIGHT/TRIMARK GROUP CL-A                                    (22,700)              (855,506)
                           MORGAN STANLEY DEAN WITTER                                   (19,400)            (1,488,950)
                           NATIONAL DISCOUNT BROKERS                                    (20,300)              (592,506)
                           TD WATERHOUSE GROUP, INC                                     (61,100)            (1,225,819)

                  FINANCE - INVESTMENT MGMT                            (0.52)%
                           FRIEDMAN BILLINGS RAMSEY                                     (15,300)              (119,531)
                           KANSAS CITY SOUTHERN INDS                                    (13,900)              (999,062)

                  FINANCE - MRTG&REL SERVICES                          (1.33)%
                           COUNTRYWIDE CREDIT INDS                                      (75,200)            (2,077,400)
                           INDYMAC MORTGAGE HOLDINGS                                    (60,000)              (783,750)

                  FINANCE - SAVINGS & LOAN                             (2.62)%
                           GREENPOINT FINANCIAL CORP                                   (228,400)            (4,253,950)
                           WASHINGTON MUTUAL, INC                                       (53,800)            (1,375,263)

                  FINANCIAL SERVICES - MISC                            (2.51)%
                           CAPITAL ONE FINANCIAL                                         (7,900)              (345,625)
                           MBNA CORP                                                   (190,500)            (5,060,156)

                  FINANCIAL - PUB TRD INV FD-EQT                       (1.06)%
                           INTERNET HOLDERS TRUST                                       (17,700)            (2,278,875)

                  FOOD - CANNED                                        (0.37)%
                           CAMPBELL SOUP COMPANY                                        (30,800)              (800,800)

                  INSURANCE - LIFE                                     (0.76)%
                           CONSECO, INC                                                (302,400)            (1,644,300)



   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000

                                                                                          Shares             Market Value
                                                                                         --------            ------------
                  INTERNET - E COMMERCE                                (9.52)%
                           24/7 MEDIA, INC                                                (26,700)           $  (523,987)
                           AMAZON.COM, INC                                                (28,400)            (1,567,325)
                           BUY.COM, INC                                                   (42,400)              (288,850)
                           CYBERGOLD, INC                                                 (40,400)              (333,300)
                           DLJDIRECT                                                      (52,000)              (559,000)
                           DRUGSTORE.COM, INC                                             (70,000)              (546,875)
                           E*TRADE GROUP, INC                                            (105,900)            (2,276,850)
                           EBAY, INC                                                      (17,400)            (2,769,862)
                           ETOYS, INC                                                     (97,800)              (782,400)
                           GETTY IMAGES, INC                                              (27,700)              (841,387)
                           INTERNET CAPITAL GROUP                                         (50,900)            (2,156,887)
                           NET.B@NK, INC                                                  (81,900)              (849,713)
                           NETCENTIVES, INC                                               (27,400)              (279,138)
                           NEXTCARD, INC                                                 (130,100)            (1,374,181)
                           PRICELINE.COM, INC                                             (20,900)            (1,321,925)
                           PURCHASEPRO.COM, INC                                           (43,700)            (1,311,000)
                           SHOPNOW.COM, INC                                               (47,300)              (301,537)
                           SPORTSLINE USA, INC                                            (26,500)              (508,469)
                           STAMPS.COM, INC                                                (73,300)            (1,172,800)
                           STYLECLICK.COM, INC                                            (39,600)              (331,650)
                           UBID, INC                                                       (7,500)              (138,281)
                           WEBVAN GROUP, INC                                              (36,400)              (240,012)

                  INTERNET - ISP/CONTENT                               (5.68)%
                           ABOUT.COM, INC                                                  (7,900)              (271,069)
                           ASK JEEVES, INC                                                (20,800)              (631,800)
                           AVENUE A, INC                                                  (21,000)              (666,750)
                           CNET NETWORKS, INC                                             (33,400)            (1,154,387)
                           ENGAGE TECHNOLOGIES                                            (25,500)              (637,500)
                           GIGAMEDIA LIMITED                                              (12,800)              (307,200)
                           HOMESTORE.COM, INC                                             (18,400)              (335,800)
                           INFOSPACE, INC                                                  (5,200)              (373,425)
                           IVILLAGE, INC                                                  (12,900)              (129,806)
                           JUNO ONLINE SERVICES, INC                                      (64,200)              (637,988)
                           L90, INC                                                       (23,000)              (230,000)
                           LYCOS, INC                                                      (5,200)              (241,800)
                           MYPOINTS.COM, INC                                              (41,200)              (721,000)
                           NETZERO, INC                                                   (83,100)            (1,002,394)
                           PRODIGY COMMUNICATIONS                                        (127,100)            (1,429,875)
                           RARE MEDIUM GROUP, INC                                         (41,500)              (853,344)
                           STARMEDIA NETWORK, INC                                         (49,500)            (1,082,813)
                           THEGLOBE.COM, INC                                              (45,700)              (162,806)
                           VERTICALNET, INC                                               (20,500)            (1,107,000)
                           YAHOO                                                           (1,900)              (247,475)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2000

                                                                                           Shares             Market Value
                                                                                          --------           -------------
                  INTERNET - NETWORK SECURITY/SLTNS                    (1.31)%
                           KEYNOTE SYSTEMS, INC                                           (16,500)           $    (740,438)
                           SCIENT CORP                                                    (19,600)              (1,058,400)
                           VERISIGN, INC                                                   (7,300)              (1,017,438)

                  INTERNET - SOFTWARE                                  (2.44)%
                           ACRUE SOFTWARE                                                 (38,800)                (923,925)
                           CMGI                                                           (37,800)              (2,693,250)
                           F5 NETWORKS, INC                                               (14,700)                (686,306)
                           HEALTHEON/WEBMD CORP                                           (44,900)                (945,706)

                  LEISURE - SERVICES                                   (0.33)%
                           EXPEDIA, INC - CL A                                            (24,300)                (366,019)
                           TRAVELOCITY.COM, INC                                           (19,000)                (334,875)

                  MEDICAL/DENTAL/SERVICES                              (0.33)%
                           QUINTILES TRANSNATIONAL                                        (49,700)                (711,331)

                  MEDICAL - BIOMEDICAL/GENETICS                        (1.88)%
                           CELGENE CORP                                                    (6,200)                (291,788)
                           ENZO BIOCHEMICAL, INC                                          (10,800)                (437,400)
                           IMCLONE SYSTEMS                                                (11,100)              (1,010,100)
                           IMMUNEX CORP                                                   (39,900)              (1,571,063)
                           SEQUENOM, INC                                                  (30,100)                (729,925)

                  MEDICAL - HEALTH MAINTENANCE ORG                     (1.43)%
                           PACIFICARE HEALTH SYSTEMS                                      (60,000)              (3,086,250)

                  OFFICE - EQUIP & AUTOMATION                          (0.46)%
                           COINSTAR, INC                                                  (88,000)                (984,500)

                  RETAIL - APPAREL/SHOE                                (0.58)%
                           ABERCROMBIE & FITCH CO                                        (112,700)              (1,239,700)

                  RETAIL - DEPARTMENT STORES                           (1.20)%
                           DILLARD'S, INC                                                (123,400)              (1,719,888)
                           SAKS INCORPORATED                                              (75,000)                (857,813)

                  RETAIL - RESTAURANTS                                 (1.07)%
                           TRICON GLOBAL RESTAURANTS                                      (67,600)              (2,306,850)

                  TELECOMMUNICATIONS - EQUIPMENT                       (0.81)%
                           LUCENT TECHNOLOGIES, INC                                       (16,400)              (1,019,875)
                           PACIFIC GATEWAY EXCHANGE                                      (115,800)                (730,988)

                  TRUCKS & PARTS - HEAVY DUTY                          (2.18)%
                           CUMMINS ENGINE COMPANY                                         (79,000)              (2,809,438)
                           PACCAR, INC                                                    (39,700)              (1,888,231)
                                                                                                             -------------

TOTAL SECURITIES SOLD SHORT (PROCEEDS $140,101,825)                                                          $(115,475,700)
                                                                                                             =============

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS & LIABILITIES
APRIL 30, 2000

ASSETS:
Investments, at value (cost $68,432,531)                                  $  76,219,525
Segregated cash with brokers and other financial institutions               110,011,010
Deposits with brokers for securities sold short                             140,392,129
Receivables:
        Investment securities sold                                            6,045,288
        Interest and dividends                                                  855,171
        Capital shares sold                                                      67,807
Other                                                                            31,417
                                                                          -------------

                TOTAL ASSETS                                                333,622,347
                                                                          -------------

LIABILITIES:
Securities sold short, not yet purchased (proceeds $140,101,825)            115,475,700
Payables:
        Investment securities purchased                                       1,412,947
        Capital shares redeemed                                               1,279,274
        Investment advisory fee                                                 145,891
Accrued expenses                                                                119,602
                                                                          -------------

                TOTAL LIABILITIES                                           118,433,414
                                                                          -------------

TOTAL NET ASSETS                                                          $ 215,188,933
                                                                          =============

NET ASSETS CONSIST OF:
        Undistributed net investment income                               $  12,742,377
        Accumulated net realized gain (loss)                                (26,786,066)
        Net unrealized appreciation on investments                           32,413,119
        Paid-in capital applicable to 10,998,650 shares
                outstanding; par value $0.10 per share;
                 30,000,000 shares authorized                               196,819,503
                                                                          -------------

                                                                          $ 215,188,933
                                                                          =============
NET ASSET VALUE AND OFFERING/REDEMPTION
PRICE PER SHARE                                                           $       19.57
                                                                          =============



   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME:
Interest                                                     $ 14,262,292
Dividends                                                         541,101
                                                             ------------

TOTAL INVESTMENT INCOME                                        14,803,393
                                                             ------------



EXPENSES:
Investment advisory fees                                        2,336,790
Transfer agent fees                                                77,679
Professional fees                                                  72,008
Dividend expense on securities sold short                       1,441,474
Directors' fees and expenses                                       37,339
Registration and filing fees                                       63,920
Custodian fees                                                     28,411
Legal fees                                                         99,377
Insurance                                                          23,517
Other                                                              17,069
                                                             ------------

TOTAL EXPENSES                                                  4,197,584
                                                             ------------

NET INVESTMENT INCOME                                          10,605,809
                                                             ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                              (37,032,384)
Change in unrealized appreciation                              18,037,099
                                                             ------------

NET REALIZED AND UNREALIZED LOSS
        ON INVESTMENTS                                        (18,995,285)
                                                             ------------
NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                            $( 8,389,476)
                                                             ============



   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS



                                                                           YEAR ENDED              YEAR ENDED
                                                                         APRIL 30, 2000          APRIL 30, 1999
                                                                         --------------          --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
         Net investment income                                            $  10,605,809           $  10,823,588
         Net realized gain (loss) from investments                          (37,032,384)             49,324,492
         Net change unrealized appreciation on investments                   18,037,099             (14,659,048)
                                                                          -------------           -------------

                 Net increase (decrease) in net assets resulting
                        from operations                                      (8,389,476)             45,489,032
                                                                          -------------           -------------

DISTRIBUTIONS TO SHAREHOLDERS:
         Net investment income                                                 (784,760)             (7,355,977)
         Net realized gains on investments                                  (19,326,589)            (13,237,758)
                                                                          -------------           -------------

                 Net distributions to shareholders                          (20,111,349)            (20,593,735)
                                                                          -------------           -------------

CAPITAL SHARE TRANSACTIONS:
         Net proceeds from sales of shares                                   44,145,283             305,456,611
         Distributions reinvested in shares                                  18,325,045              17,776,857
         Cost of shares redeemed                                           (215,816,216)           (108,916,091)
                                                                          -------------           -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
         FROM CAPITAL SHARE TRANSACTIONS                                   (153,345,888)            214,317,377
                                                                          -------------           -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS:                                   (181,846,713)            239,212,674

NET ASSETS:
         Beginning of year                                                  397,035,646             157,822,972
                                                                          -------------           -------------

         End of year                                                      $ 215,188,933           $ 397,035,646
                                                                          =============           =============



   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS

                                                                               Years Ended April 30,
                                                 -------------------------------------------------------------------------------
                                                   2000              1999              1998              1997             1996
                                                 --------          --------          --------          --------         --------
Selected Per Share Data:
Net asset value, beginning of year               $  21.12          $  18.68          $  15.77          $  14.49         $  11.35
                                                 --------          --------          --------          --------         --------
Income (loss) from Investment Operations:
    Net investment income                            1.06              0.53              0.25              0.22             0.27
    Net realized and unrealized gain (loss)
       on investments                               (1.17)             3.08              3.75              2.95             3.31
                                                 --------          --------          --------          --------         --------
       Total from investment operations             (0.11)             3.61              4.00              3.17             3.58
                                                 --------          --------          --------          --------         --------
    Less Distributions:
       From net investment income                   (0.06)            (0.42)            (0.21)            (0.24)           (0.44)
       From net realized gain on investments        (1.38)            (0.75)            (0.88)            (1.65)              --
                                                 --------          --------          --------          --------         --------
          Total distributions                       (1.44)            (1.17)            (1.09)            (1.89)           (0.44)
                                                 --------          --------          --------          --------         --------
Net asset value, end of year                     $  19.57          $  21.12          $  18.68          $  15.77         $  14.49
                                                 ========          ========          ========          ========         ========
Total Return                                        (0.02)%           19.43%            25.77%            23.24%           31.80%
Ratios and Supplemental Data:
    Net assets, end of year (in 000's)           $215,189          $397,036          $157,823          $ 60,632         $ 38,030
Ratios to average net assets:
    Expenses before dividends on securities
       sold short                                    0.92%             0.89%             1.17%             1.26%            1.38%
    Expenses from dividends sold short               0.48%             0.49%             0.05%             0.08%            0.18%
                                                 --------          --------          --------          --------         --------
    Total expenses                                   1.40%             1.38%             1.22%             1.34%            1.56%
    Net investment income                            3.53%             3.21%             2.54%             2.01%            1.94%
    Portfolio turnover                                392%              378%              200%              229%             222%


   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

The Caldwell & Orkin Market Opportunity Fund (the "Fund") is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         SECURITIES VALUATION:

         Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

         SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:

         Securities transactions are accounted for on the trade date plus one day. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

         CASH:

         The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

         INCOME TAXES:

         As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         CAPITAL ACCOUNTS:

         The Fund follows the provisions of Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies."

         USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR:

         The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

                           Advisory Fee          Average Daily Net Assets
                           ------------          ------------------------
                               .90%              Up to $100 million
                               .80%              In excess of $100 million but not greater than $200 million
                               .70%              In excess of $200 million but not greater than $300 million
                               .60%              In excess of $300 million but not greater than $500 million
                               .50%              In excess of $500 million

         The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the year ended April 30, 2000.

         The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

         C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. is a wholly-owned subsidiary of Integrated Fund Services, Inc.

3.       INVESTMENT PORTFOLIO TRANSACTIONS:

         INVESTMENT PURCHASES AND SALES:

         For the year ended April 30, 2000, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $489,839,795 and $606,034,904, respectively.

         SHORT SALES AND SEGREGATED CASH:

         Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

         SHORT SALES AND SEGREGATED CASH (CONTINUED):

         The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

         All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

         The Fund may also sell short "against the box", i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

         The Fund limits the value of its short positions (excluding short sales "against the box") to 60% of the Fund's total net assets. At April 30, 2000, the Fund had 53.66% of its total net assets in short positions.

         For the year ended April 30, 2000, the cost of investments purchased to cover short sales and proceeds from investments sold short were $674,496,696 and $648,002,385, respectively.

4.       CAPITAL SHARE TRANSACTIONS:

         Capital share transactions were as follows:

                                                          Year ended                 Year Ended
                                                        April 30, 2000             April 30, 1999
                                                        --------------             --------------
         Shares sold                                       2,208,212                  14,672,883
         Shares issued in connections with
          reinvestment of distributions                    1,009,088                     859,200
         Shares reacquired                               (11,021,188)                 (5,178,851)
                                                         -----------                  ----------
         Net increase (decrease) in
          shares outstanding                              (7,803,888)                 10,353,232
                                                         ===========                  ==========

5.       RELATED PARTY TRANSACTIONS:

         As of April 30, 2000, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.01% and 1.36%, respectively.

                        THE CALDWELL & ORKIN FUNDS, INC.

June 23, 2000

To Shareholders of the Caldwell & Orkin Fund's, Inc.:

A Special Meeting of Shareholders (the "Meeting") of the Caldwell & Orkin Market Opportunity Fund (the "Fund") was held on June 21, 2000 at 1:30pm EST at Suite 150, 6200 The Corners Parkway, Norcross, Georgia 30092. Notice of the Meeting and a proxy statement were mailed on or about April 28, 2000 to Shareholders of record April 14, 2000.

RESULTS OF VOTING (UNAUDITED)

Three proposals were presented at the Meeting. A total of 6,604,257.695 shares, representing 59.938% of the shares outstanding, were voted. All proposals passed. The proposals included:

PROPOSAL 1: Election of Directors. All Directors were nominees to the Board of Directors as detailed in the proxy statement. The Directors elected will hold office until their successors have been duly elected and qualified.


                                     Shares            % of Shares          Shares         % of Shares
                                    Voted For          Outstanding         Withheld        Outstanding
                                  -------------        -----------        ----------       -----------
Michael B. Orkin                  6,583,211.516          59.747%          21,046.179          0.191%
Frederick T. Blumer               6,583,927.516          59.753%          20,330.179          0.185%
David L. Eager                    6,583,285.359          59.748%          20,972.336          0.190%
Robert H. Greenblatt              6,582,014.516          59.736%          22,243.179          0.202%
Randall P. Martin                 6,583,927.516          59.753%          20,330.179          0.185%
Henry H. Porter, Jr               6,583,182.516          59.747%          21,075.179          0.191%

PROPOSAL 2: Amend the Fund's Investment Restriction No. 5 to allow the Fund to invest in securities of other investment companies to the extent allowed by the Investment Company Act of 1940.

                                      Shares                                % of Shares
                                      Voted                    Outstanding                  Voted
                                  -------------                -----------                 -------
For                               5,980,863.235                  54.280%                    98.178%
Against                              40,731.088                   0.370%                     0.669%
Abstain                              70,249.372                   0.638%                     1.153%
Total                             6,091,843.695                  55.288%                   100.000%
Not Voting                          512,414.000                   4.650%

PROPOSAL 3: Ratify the selection of Tait, Weller & Baker as the Fund's independent accountants.

                                      Shares                                % of Shares
                                      Voted                    Outstanding                  Voted
                                  -------------                -----------                 -------
For                               6,527,627.809                  59.243%                    98.840%
Against                              28,907.722                   0.262%                     0.437%
Abstain                              47,722.164                   0.433%                     0.723%
Total                             6,604,257.695                  59.938%                   100.000%
Not Voting                          512,414.000                   4.650%


By Order of the Directors,

Teresa Duncan
Secretary

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE CALDWELL & ORKIN FUNDS, INC.

We have audited the accompanying statement of assets and liabilities of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. (the "Fund"), including the schedules of investments and securities sold short, as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. as of April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended and the financial highlights for the periods presented in conformity with generally accepted accounting principles.


                                                    TAIT, WELLER & BAKER
                                                    Philadelphia, Pennsylvania
                                                    June 21, 2000

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

        BOARD OF DIRECTORS                                TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT
        Michael B. Orkin, President & Chairman            Integrated Fund Services, Inc.
        Frederick T. Blumer                               312 Walnut Street, 21st Floor
        David L. Eager                                    Cincinnati, OH  45202
        Robert H. Greenblatt
        Randall P. Martin
        Henry H. Porter, Jr.                              INDEPENDENT ACCOUNTANTS
                                                          Tait, Weller & Baker
                                                          Eight Penn Center Plaza
        INVESTMENT ADVISER                                Suite 800
        C&O Funds Advisor, Inc.                           Philadelphia, PA  19103-2108
        Suite 150
        6200 The Corners Parkway
        Norcross, GA  30092                               LEGAL COUNSEL
                                                          Kilpatrick Stockton LLP
                                                          1100 Peachtree Street
        DISTRIBUTOR                                       Suite 2800
        IFS Fund Distributors, Inc.                       Atlanta, GA  30309-4530
        312 Walnut Street, 21st Floor
        Cincinnati, OH  45202


        CUSTODIAN
        Bank One Ohio Trust Company, N.A.
        235 West Schrock Road
        Westerville, OH  43081

                                FUND INFORMATION

                      The Fund is closed to new investors.
         For information please call (678) 533-7850 or (800) 237-7073.
       For information about a specific Market Opportunity Fund account, please call (800) 467-7903.

                                  FUND LISTINGS

   The Fund is listed in The Wall Street Journal, Investor's Business Daily,
       The New York and many local newspapers as C&OMKTOPP or CALDORKMO.
                         Its quotation symbol is COAGX.

      These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund.
       They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                    SUITE 150
                            6200 THE CORNERS PARKWAY
                               NORCROSS, GA 30092
                             E-MAIL: COFUNDS@AOL.COM